UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 31, 2025

ONCOTELIC THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21990	13-3679168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29397 Agoura Road, Suite 107

Agoura Hills, CA 91301

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code

(650) 635-7000

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbols	Name of each exchange on which registered
N/A	OTLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 31, 2025, Oncotelic Therapeutics, Inc. (the “Company” or “Our”) entered into an amendment to an independent contractor agreements (“ICA”) with Jefferson Capital Ventures, LLC (“Jefferson”) dated August 6, 2025, for modifying the threshold of the first milestone contained within the ICA. The ICA called for Jefferson to earn certain restricted stock awards (“RSAs”) of shares of common stock of the Company, par value $0.01 (“Common Stock”) upon the achievement certain corporate milestones. The amendment seeks the modification of the threshold of the first milestone, contained in the ICA, when the Company’s market capitalization exceeded $100 million on any single trading day’s close to $45 million on any single trading day’s close. The amendment seeks to enable the Company to be able to continue to build on its progress to date including making effective it’s equity line with Mast Hills, engagement of AGP for future financing, and engaging Sichenzia, Ross and Ferrell for uplisting the Corporation’s stock to a nationally recognized stock exchange and to achieve its corporate goals contained within the said ICA. None of the other terms and/or conditions of the milestone have been amended.

The foregoing description of the amendments to the ICA is qualified in their entirety by reference to the full text of the form of such amendment, a copy of which is attached as Exhibit 10.1, with our Current Report on Form 8-K, and each of which is incorporated herein in its entirety by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01, above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Incorporation by reference

10.1	Amendment 1 to Independent Contractor Agreement	Filed herewith
10.3	Jefferson Independent Contractor Agreement	Exhibit 10.1 filed on Form 8-K on 08/12/2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oncotelic Therapeutics, Inc.

Date: January 6, 2026		/s/ Vuong Trieu
	By:	Vuong Trieu
Chief Executive Officer

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